UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 7, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



          Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
(State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                          11-3233647
                                                                                   (IRS Employer ID Number)
                   225 Broadhollow Road                                                      11747
                    Melville, New York                                                    (Zip Code)
         (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      On December 7, 2005, Reckson Associates Realty Corp. ("Reckson") entered into a contract to acquire the Eastridge portfolio for a purchase price of approximately $255 million in cash, or $163 per square foot. The Eastridge portfolio is a 1.6 million square foot portfolio of suburban office properties consisting of 14 buildings, concentrated within five business parks and located along Interstate-287, at the intersection of Interstate-684 and the Hutchinson River Parkway, in Westchester County, New York. The portfolio's current occupancy rate is approximately 70%. The closing of this transaction, which is subject to customary conditions, is expected to occur in the fourth quarter of 2005. However, there can be no assurance that this transaction will be consummated on the terms anticipated or at all.



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RECKSON ASSOCIATES REALTY CORP.


                                      By: /s/ Michael Maturo
                                          --------------------------------------
                                          Michael Maturo
                                          Executive Vice President
                                          and Chief Financial Officer


                                      RECKSON OPERATING PARTNERSHIP, L.P.

                                      By:  Reckson Associates Realty Corp.,
                                           its General Partner


                                      By: /s/ Michael Maturo
                                          --------------------------------------
                                          Michael Maturo
                                          Executive Vice President
                                          and Chief Financial Officer


Date:  December 12, 2005


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